Provision for restructuring costs	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Provision for restructuring costs
13 Provision for restructuring costs
On October 9, 2015, the Company's Board of Directors approved a plan to restructure the Company's finance and accounting operations and to close the Company's Quebec City office (the "2015 Corporate Restructuring"). The Company transferred all functions performed by the five employees in its Quebec City office to other personnel. As of December 31, 2016, the Corporate Restructuring was completed.
In July 2017, the Company's subsidiary located in Germany and its Works Council approved the Company's restructuring program (the "2017 German Restructuring"), creating a constructive obligation from that date. The 2017 German Restructuring is a consequence of the negative Phase 3 clinical trial results of ZoptrexTM announced on May 1, 2017 and the related impact on the Company's product pipeline. This is also part of the continued strategy to transition Aeterna Zentaris into a commercially operating specialty biopharmaceutical organization. The goal of the 2017 German Restructuring is to reduce to a minimum the Company R&D activities and is expected to result in the termination of approximately 24 employees of the German subsidiary.
The Company started implementing the 2017 German Restructuring in the fourth quarter of 2017, with staff departures expected to be completed over a period of approximately 18 months. Total initial restructuring costs associated with the 2017 German Restructuring include severance accruals and other directly related costs ($2,002,000) and an onerous lease provision ($1,113,000), which has been recorded as follows in the accompanying consolidated statement of comprehensive loss: $2,644,000 in R&D costs, $275,000 in General and administrative ("G&A") expenses and $196,000 in selling expenses. These estimated costs may vary as a result of changes in the underlying assumptions applied thereto, including but not limited to, the time needed to sublease the unused premises. Most of the restructuring accruals are expected to be paid in the financial year ending December 31, 2018.
The changes in the Company's provision for restructuring costs can be summarized as follows:

	Resource Optimization Program	2015 Corporate Restructuring	2017 German Restructuring	Total
	$	$	$	$
At January 1, 2016	75	557	—	632
Utilization of provision	(43)	(523)	—	(566)
Change in the provision	—	(8)	—	(8)
Impact of foreign exchange rate changes	1	(26)	—	(25)
At December 31, 2016	33	—	—	33
Provision recognized	—	—	3,115	3,115
Utilization of provision	(33)	—	(157)	(190)
Change in the provision	—	—	(32)	(32)
Impact of foreign exchange rate changes	—	—	88	88
At December 31, 2017	—	—	3,014	3,014
Less: current portion	—	—	(2,296)	(2,296)
Non-current portion*	—	—	718	718
* The non-current portion consists exclusively of an onerous lease provision.